UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 6, 2010

United States Steel Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
(Address of principal executive offices)	(Zip Code)

(412) 433-1121

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On August 6, 2010, U. S. Steel Košice, s.r.o. (“USSK”), a company organized under the laws of the Slovak Republic and a wholly-owned subsidiary of United States Steel Corporation, entered into a multicurrency revolving credit facility agreement (the “Credit Agreement”) with COMMERZBANK Aktiengesellschaft, ING Bank N.V., Slovenská sporiteľňa, a.s., Citibank Europe plc and HSBC Bank plc.  The Credit Agreement provides for a EUR 200,000,000 revolving unsecured credit facility that expires on August 6, 2013. The Credit Agreement contains conventional representations and warranties, affirmative covenants, negative covenants and events of default.

The Credit Agreement replaces USSK’s EUR 200,000,000 Credit Facility dated July 2, 2008.

A copy of the Credit Agreement is filed as Exhibit 10.1 to this Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1
EUR 200,000,000 multicurrency revolving credit facility agreement dated August 6, 2010  among U. S. Steel Košice, s.r.o., and COMMERZBANK Aktiengesellschaft, ING Bank N.V., Slovenská sporiteľňa, a.s., Citibank Europe plc and HSBC Bank plc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Gregory A. Zovko
Gregory A. Zovko
Vice President & Controller

Dated:  August  11, 2010